UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2015

VIATAR CTC SOLUTIONS INC.

 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-199619 (Commission File Number)	26-1581305 (IRS Employer Identification No.)

116 John Street, Suite 10, Lowell, Massachusetts (Address of principal executive offices)	01852 (Zip Code)

Registrant’s telephone number, including area code: (617) 299-6590

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ð	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
€	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

€	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
€	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 27, 2015, Viatar CTC Solutions Inc. issued a press release announcing upcoming presentation by Ilan Reich, its Chairman and Chief Executive Officer, at the LD Micro Invitational being held in on June 1, 2015. A copy of the Company’s press release is furnished as Exhibit 99.1 and the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release, dated May 27, 2015, issued by Viatar CTC Solutions Inc.

99.2

Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIATAR CTC SOLUTIONS INC.

Dated: May 27, 2015
	By:	/s/ Ilan Reich
	Name:	Ilan Reich
	Title:	Chief Executive Officer and Chief Financial Officer

Exhibit 99.1

Viatar CTC Solutions Announces Participation in LD Micro Invitational Conference

LOWELL, Mass., May 27 2015 (GLOBE NEWSWIRE) – Viatar CTC Solutions, Inc. (OTC Pink:VRTT), a medical technology company focused on the treatment of patients with metastatic cancer, today announced that its Chairman and CEO, Ilan Reich, will present a corporate overview at the LD Micro Invitational on June 1, 2015.

The presentation will be webcast live and will be available for access on the Investor Relations section of the corporate website www.viatarctcsolutions.com. In addition to the live webcast, a replay of the presentation will be archived for 90 days.

Event: LD Micro Invitational

Date: June 1, 2015

Time: 2:00pm PT / 5:00pm ET

Webcast Link: http://wsw.com/webcast/ldmicro8/vrtt

About Viatar CTC Solutions

Viatar CTC Solutions Inc. is a medical technology company focused on the treatment of patients with metastatic cancer. The company's lead product, the Viatar™ Therapeutic Oncopheresis System, removes circulating tumor cells from whole blood using label-free cross-flow filtration. Pending regulatory approval targeted for 2016, it will be used as a periodic therapy to improve overall survival for a wide range of solid tumor types such as lung, breast, colon, prostate and gastric cancers.

This proprietary technology also powers the company's liquid biopsy products, which are collection systems for use by genetic testing companies, researchers and medical oncologists that provide a greater quantity and purity of circulating tumor cells for their molecular analysis and personalized medicine objectives.

About LD Micro

LD Micro is an investment newsletter firm that focuses on finding undervalued companies in the micro-cap space. Since 2002, the firm has published reports on select companies throughout the year. The firm also hosts the LD Micro Main Event in December. It is a non-registered investment advisor. For more information, please contact 408-457-1042 or visit www.ldmicro.com.

Investor Contact:

David Burke

The Ruth Group

646-536-7009

dburke@theruthgroup.com